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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ---------------


       Date of Report (Date of Earliest Event Reported): October 28, 1998
                                                         ----------------

                              MediaOne Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-8611                                          84-0926774
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(Commission File Number)                    (I.R.S. Employer Identification No.)


188 Inverness Drive West, Englewood, Colorado                       80112
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(Address of Principal Executive Offices)                          (Zip Code)



                                 (303) 585-3000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS05...:\34\62634\0013\2220\FRMN028R.210

Item 5.     Other Events

            On October 28, 1998, MediaOne Finance Trust III (the "Trust"), a

wholly-owned subsidiary of MediaOne Group, Inc. ("MediaOne Group"), issued

$500,000,000 aggregate liquidation amount of its 9.04% Trust Originated

Preferred Securities at a public offering price of $25 per preferred security.

The preferred securities are guaranteed by MediaOne Group based on several obligations. The Trust invested the proceeds from such sale into $500,000,000 aggregate principal amount of 9.04% Subordinated Deferred Interest Notes due

2038 of MediaOne Group Funding, Inc., a wholly-owned subsidiary of MediaOne

Group, the payments of which are guaranteed by MediaOne Group.


Item 7. Exhibits

            (c)   Exhibits

1-A Purchase Agreement dated October 28, 1998 between MediaOne Group, Inc. and Merrill, Lynch, Pierce, Fenner & smith Incorporated, A.G. Edwards & Sons, Inc., Paine Webber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc.

4-A         Amended and Restated Declaration of Trust of MediaOne Finance Trust
            III

4-B Third Supplemental Indenture dated october 28, 1998 among MediaOne Group funding, Inc., MediaOne Group, Inc. and Norwest Bank Minnesota, National Association, as Trustee, to its Indenture dated June 12, 1998.

4-C Preferred Securities Guarantee dated October 28, 1998 by MediaOne Group, Inc., as Guarantor, and the First Bank of Chicago, as Trustee

4-D         Form of Preferred Security (included in exhibit 4-A).

4-E         Form of Subordinated Note and Note Guarantee (included in exhibit
            4-B).






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
                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MEDIAONE GROUP, INC.

                                        By: /s/Stephen E. Brilz
                                            -----------------------------
                                            Stephen E. Brilz,
                                            Corporate Counsel and
                                            Assistant Secretary

Date: November 3, 1998

                                  EXHIBIT INDEX


Item No.                      Description                             Page No.
--------                      -----------                             --------

1-A Purchase Agreement dated October 28, 1998 between MediaOne Group, Inc. and Merrill, Lynch, Pierce, Fenner & smith Incorporated, A.G. Edwards & Sons, Inc., Paine Webber
            Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc.

4-A         Amended and Restated Declaration of Trust of MediaOne
            Finance Trust III

4-B Third Supplemental Indenture dated october 28, 1998 among MediaOne Group funding, Inc., MediaOne Group, Inc. and Norwest Bank Minnesota, National Association, as Trustee, to its Indenture dated June 12, 1998.

4-C Preferred Securities Guarantee dated October 28, 1998 by MediaOne Group, Inc., as Guarantor, and the First Bank of Chicago, as Trustee

4-D         Form of Preferred Security (included in exhibit 4-A).

4-E         Form of Subordinated Note and Note Guarantee (included in exhibit
            4-B).










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